[LOGO] SECURITY BENEFIT SM        ADVISORDESIGNS(R) VARIABLE ANNUITY APPLICATION

ISSUED BY SECURITY BENEFIT LIFE INSURANCE COMPANY. QUESTIONS? CALL OUR NATIONAL SERVICE CENTER AT 1-800-888-2461.

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INSTRUCTIONS
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Complete the entire form to establish a new AdvisorDesigns(R) Variable Annuity Contract. Please type or print.

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1. CHOOSE TYPE OF ANNUITY CONTRACT
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Please select the annuity type: [ ] Non-Qualified  [ ] 403(b) TSA  [ ] Roth 403(b) TSA  [ ] Traditional IRA  [ ] Roth IRA

Initial Contribution $ ____________________________

FOR IRAS ONLY: Current Year $ _____________________  Prior Year $ _____________________  Rollover $ _____________________

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2. PROVIDE ANNUITANT INFORMATION
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Name of Annuitant __________________________________________________________________________________ [ ] Male  [ ] Female
                  First                               MI             Last

Mailing Address _________________________________________________________________________________________________________
                Street Address                                  City                      State               ZIP Code

Residential Address _____________________________________________________________________________________________________
(if different from mailing address)   Street Address            City                      State               ZIP Code

Social Security Number/Tax I.D. Number ____________________________________ Date of Birth _______________________________
                                                                                                   (mm/dd/yyyy)

Daytime Phone Number ______________________________________ Home Phone Number ___________________________________________

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3. PROVIDE CONTRACTOWNER INFORMATION
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[ ] Same as Annuitant

Name of Contractowner ______________________________________________________________________________ [ ] Male  [ ] Female
                      First                           MI             Last

Mailing Address _________________________________________________________________________________________________________
                Street Address                                  City                      State               ZIP Code

Residential Address _____________________________________________________________________________________________________
(if different from mailing address)   Street Address            City                      State               ZIP Code

Social Security Number/Tax I.D. Number ____________________________________ Date of Birth _______________________________
                                                                                                   (mm/dd/yyyy)

Daytime Phone Number ______________________________________ Home Phone Number ___________________________________________

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4. PROVIDE JOINT OWNER INFORMATION
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Name of Joint Owner ________________________________________________________________________________ [ ] Male  [ ] Female
                    First                             MI             Last

Mailing Address _________________________________________________________________________________________________________
                Street Address                                  City                      State               ZIP Code

Residential Address _____________________________________________________________________________________________________
(if different from mailing address)   Street Address            City                      State               ZIP Code

Social Security Number/Tax I.D. Number ____________________________________ Date of Birth _______________________________
                                                                                                   (mm/dd/yyyy)

Daytime Phone Number ______________________________________ Home Phone Number ___________________________________________

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5. PROVIDE PRIMARY AND CONTINGENT BENEFICIARY(IES)
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For additional Primary Beneficiaries, please attach a separate list to the end of this application.

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           PRIMARY BENEFICIARY NAME              DOB (MM/DD/YYYY)        RELATIONSHIP TO OWNER        % OF BENEFIT
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1.
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2.
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3.
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4.
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For additional Contingent Beneficiaries, please attach a separate list to the end of this application.

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           CONTINGENT BENEFICIARY NAME           DOB (MM/DD/YYYY)        RELATIONSHIP TO OWNER        % OF BENEFIT
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1.
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2.
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6. PROVIDE REPLACEMENT INFORMATION
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Do you currently have any existing annuity or insurance policies? [ ] Yes [ ] No

Does this proposed contract replace or change any existing annuity or insurance policy? [ ] Yes [ ] No

If Yes, please list the company and policy number.

Company Name ________________________________________________   Policy Number ___________________________________________

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7. CHOOSE OPTIONAL RIDERS
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Please select only one Rider from each category.

Please do not exceed the maximum Rider cost for your contract.

INCOME RIDERS:

    [ ] Guaranteed Minimum Income Benefit 1

        [ ] 3%  [ ] 5%

    [ ] Dollar for Dollar Living Benefit 2

DEATH BENEFIT RIDERS PAYABLE UPON DEATH:

    [ ] Combination Annual Stepped Up and
        Guaranteed Growth at 5% Death Benefit 1

    [ ] Combination Enhanced and
        Annual Stepped Up Death Benefit

    [ ] Combination Enhanced and
        Guaranteed Growth at 5% Death Benefit 1

    [ ] Combination Enhanced, Annual Stepped Up and Guaranteed Growth at 5% Death Benefit 1

    [ ] Dollar for Dollar Combination Benefit 2

    [ ] Annual Stepped Up Death Benefit

    [ ] Guaranteed Growth Death Benefit 1

        [ ] 3%  [ ] 5%  [ ] 6%  [ ] 7%

    [ ] Enhanced Death Benefit

CREDIT ENHANCEMENT RIDERS:

        [ ] 3%  [ ] 4%  [ ] 5%

SURRENDER CHARGE RIDERS:

     [ ] Nursing Home, Terminal Illness, Disability 3

     [ ] 0-year Alternate Withdrawal Charge Rider

     [ ] 4-year Alternate Withdrawal Charge Rider

TOTAL PROTECTION RIDER:

     [ ] 5% Total Protection

GUARANTEED WITHDRAWAL BENEFITS RIDERS:

     [ ] Annual Withdrawal Benefit 5%; Benefit Amount 130%

     [ ] Annual Withdrawal Benefit 6%; Benefit Amount 110%

     [ ] Annual Withdrawal Benefit 7%; Benefit Amount 100%

1 Under these riders, the maximum annual effective interest rate used in computing benefits is 4% for Contract Value allocated to the Money Market Subaccounts and the Fixed Account even if you select a rider that calculates benefits based upon a rate of 5%, 6% or 7%. If you expect to invest significantly in those Accounts, you may want to select a rate of 4% or less. Otherwise, you may pay for a higher rate without realizing the benefit.

2 Under these riders, the maximum interest rate used in computing benefits is 3% for Contract Value allocated to the Low Duration Subaccounts (as defined in the rider) and the Fixed Account although these riders otherwise calculate benefits based upon an annual effective interest rate of 6%.

3 This rider may be selected in addition to one other rider in this category.

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8. INDICATE INVESTMENT DIRECTIONS
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Please indicate your investment preferences below. Please use whole percentages totaling 100%

____ % AIM V.I. Capital Appreciation

____ % Federated Fund for U.S. Government Securities II

____ % Federated High Income Bond II

____ % Fidelity VIP Contrafund

____ % Fidelity VIP Growth Opportunities

____ % Fidelity VIP Index 500

____ % Fidelity VIP Investment Grade Bond

____ % Neuberger Berman AMT Guardian

____ % Neuberger Berman AMT Partners

____ % PIMCO VIT Real Return

____ % PIMCO VIT Total Return

____ % Potomac Dynamic VP HY Bond

____ % RVT CLS Advisor One Amerigo

____ % RVT CLS Advisor One Clermont

____ % Rydex VT Arktos

____ % Rydex VT Banking

____ % Rydex VT Basic Materials

____ % Rydex VT Biotechnology

____ % Rydex VT Commodities

____ % Rydex VT Consumer Products

____ % Rydex VT Electronics

____ % Rydex VT Energy

____ % Rydex VT Energy Services

____ % Rydex VT Financial Services

____ % Rydex VT Health Care

____ % Rydex VT Internet

____ % Rydex VT Inverse Dynamic Dow 30

____ % Rydex VT Inverse Mid Cap

____ % Rydex VT Inverse Small Cap

____ % Rydex VT Juno

____ % Rydex VT Large Cap Europe

____ % Rydex VT Large Cap Growth

____ % Rydex VT Large Cap Japan

____ % Rydex VT Large Cap Value

____ % Rydex VT Leisure

____ % Rydex VT Long Dynamic Dow 30

____ % Rydex VT Medius

____ % Rydex VT Mekros

____ % Rydex VT Mid Cap Growth

____ % Rydex VT Mid Cap Value

____ % Rydex VT Nova

____ % Rydex VT OTC

____ % Rydex VT Precious Metals

____ % Rydex VT Real Estate

____ % Rydex VT Retailing

____ % Rydex VT Sector Rotation

____ % Rydex VT Small Cap Growth

____ % Rydex VT Small Cap Value

____ % Rydex VT Strengthening Dollar

____ % Rydex VT Technology

____ % Rydex VT Telecommunications

____ % Rydex VT Titan 500

____ % Rydex VT Transportation

____ % Rydex VT U.S. Government Bond

____ % Rydex VT U.S. Government Money Market

____ % Rydex VT Ursa

____ % Rydex VT Utilities

____ % Rydex VT Velocity 100

____ % Rydex VT Weakening Dollar

____ % SBL Global

____ % SBL Small Cap Value

____ % Wells Fargo Advantage Opportunity VT

MUST TOTAL 100%

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9. SALARY INFORMATION
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PLEASE COMPLETE THIS SECTION ONLY IF YOU ARE CONTRIBUTING THROUGH SALARY REDUCTION AND/OR DEDUCTION.

Contribution Amount (select all that apply):

  [ ] Pre-tax Qualified Contribution of $ _____________ per year or ________ % per pay period.

  [ ] After-tax Roth Contribution of $_____________ per year or________ % per pay period.

Beginning: ____________________________________ Please skip the following month(s): _____________________________________
           Date (mm/dd/yyyy)

Will your employer match contributions?  [ ] Yes  [ ] No

Employer Name ___________________________________________________________________________________________________________

Mailing Address _________________________________________________________________________________________________________
                Street Address                                       City                   State             ZIP Code

Billing Statement Address _______________________________________________________________________________________________
(if different from above)  Street Address                            City                   State             ZIP Code

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10. SET UP ELECTRONIC PRIVILEGES
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Transactions may be requested via telephone, internet, or other electronic means by the Owner and/or servicing sales representative based on instructions of the Owner.

[ ] I do NOT wish to authorize electronic privileges.

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11. STATEMENT OF UNDERSTANDING
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I have been given a current prospectus that describes the Contract for which I am applying and a current prospectus for each of the funds underlying Investment Options above. I UNDERSTAND THAT ANNUITY PAYMENTS AND WITHDRAWAL VALUES, IF ANY, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE INVESTMENT OPTIONS ARE VARIABLE AND DOLLAR AMOUNTS ARE NOT GUARANTEED and that any benefits, values or payments based on performance of the Investment Options may vary and are NOT guaranteed by the U.S. Government or any State Government; and are NOT federally insured by the FDIC, the Federal Reserve Board or any other agency, Federal or State. I further understand that I bear all investment risk unless some of my funds are placed in the Security Benefit Fixed Account.

If my annuity contract qualifies under Section 403(b), I declare that I know:
(1) the limits on withdrawals from my Contract imposed by Section 403(b)(11) of the Internal Revenue Code; and (2) the investment choices available under my employer's Section 403(b) plan to which I may elect to transfer my account balance. I understand that the amount paid and the application must be acceptable to Security Benefit under its rules and practices. If they are, the contract applied for will be in effect on the Contract Date. If they are not, Security Benefit will be liable only for the return of the amount paid.

[ ] Check this box to receive a Statement of Additional Information.

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12. PROVIDE SIGNATURE
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My signature below indicates the information provided within the application is accurate and true, including my tax identification number.

TAX IDENTIFICATION NUMBER CERTIFICATION

INSTRUCTIONS: You must cross out item (2) in the below paragraph if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return. For contributions to an individual retirement arrangement (IRA), and generally payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct Tax Identification Number.

Under penalties of perjury I certify that (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); AND (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding; AND (3) I am a U.S. Person (including a U.S. Resident Alien).

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

X ________________________________________________  ____________________________
  Signature of Owner           Date (mm/dd/yyyy)     Signed at (City/State)

X ________________________________________________
  Signature of Joint Owner     Date (mm/dd/yyyy)

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REGISTERED REPRESENTATIVE/DEALER INFORMATION
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Will the Annuity being purchased replace any prior insurance or annuities of this or any other Company?

[ ] No, to the best of my knowledge, this application is not involved in the replacement of any life insurance or annuity contract, as defined in applicable Insurance Department Regulations, except as stated in Statement above. I have complied with the requirements for disclosure and/or replacement.

[ ] Yes. If Yes, please comment below. (Submit a copy of the Replacement Notice with this application and leave with the applicant a copy of any written material presented to the applicant.)

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Comments: _______________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________

Print Name of Representative ____________________________________________________________________________________________

X _______________________________________________________________________________________________________________________
  Signature of Representative                                                                           Date (mm/dd/yyyy)

Address _________________________________________________________________________________________________________________
        Street Address                                          City                      State               ZIP Code

Daytime Phone Number ________________________________________ Email Address _____________________________________________

Representative License I.D. Number _________________________________________

Print Name of Broker/Dealer _____________________________________________________________________________________________

For Registered Representative's Use Only

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      Mail to: Security Benefit o PO Box 750497 o Topeka, KS 66675-0497 or
                             Fax to: 1-785-368-1772
                   Visit us online at www.securitybenefit.com
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